SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN A PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]     Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[_]     Definitive Additional Materials
[_]     Soliciting Material Under Rule 14a-12

UAM Funds Trust - SEC File Nos. 33-79858, 811-8544
(Name of Registrant as Specified In Its Charter)

 ....................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[_]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)      Title of each class of securities to which transaction applies:

2)      Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)      Proposed maximum aggregate value of transaction:

5)      Total fee paid:

[_]     Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)      Amount Previously Paid:

2)      Form, Schedule or Registration Statement No.:

3)      Filing Party:

4)      Date Filed:

                                UAM FUNDS TRUST
                       Funds for the Informed Investorsm
                           One Freedom Valley Drive
                           Oaks, Pennsylvania 19456
                                1-877-826-5465

November 29, 2001


Dear Shareholder:

Enclosed you will find a proxy statement and proxy card for a special meeting of shareholders of the MJI International Equity Portfolio (the "Portfolio"). This is a very important meeting, which has been called to vote on a proposal to liquidate the Portfolio.

The Board of Trustees of UAM Funds Trust (the "Board"), after thorough discussion and consideration, has decided to recommend the liquidation of the Portfolio, but believes that since this is your investment capital, the final decision on this matter should be made by you, the shareholders. We are preparing to liquidate the Portfolio because of its relatively small size and its limited prospects for growth of assets. The Board's reasons for recommending this course are described more fully in the enclosed proxy statement, which you should consider carefully.

If the shareholders approve the recommendation to liquidate the Portfolio, the Portfolio will return to you the proceeds of the liquidation of your account. Once you receive your proceeds, you may pursue any investment option you wish.

The Board regrets any inconvenience this may cause you. We thank you, however, for the confidence that you placed in us. We continue to wish you well in your investments.

Sincerely,

James F. Orr, III
Chairman

                                UAM FUNDS TRUST
                           One Freedom Valley Drive
                           Oaks, Pennsylvania 19456
                                1-877-826-5465

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 4, 2002

Notice is hereby given that a special meeting of shareholders (the "Special Meeting") of the MJI International Equity Portfolio (the "Portfolio"), a series of UAM Funds Trust (the "Fund"), will be held on January 4, 2002 at the offices of the Fund's administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, at 10:00 a.m. Eastern time. The purpose of the Special Meeting is to consider a proposal:

 . to liquidate and terminate the Portfolio, as set forth in a Plan of Liquidation adopted by the Board of Trustees of the Fund (a copy of which is attached to the Proxy Statement as Exhibit A); and

 .  to transact such other business as may properly come before the Special
   Meeting or any adjournment thereof.

Please read the enclosed proxy statement carefully for information concerning the proposal to be placed before the meeting.

Shareholders of record at the close of business on November 15, 2001 will be entitled to notice of, and to vote at the Special Meeting or any adjournments thereof. You are invited to attend the Special Meeting, but if you cannot do so, please complete and sign the enclosed proxy, and return it in the accompanying envelope as promptly as possible. You may also vote via the Internet. Any shareholder attending the Special Meeting may vote in person even though a proxy has already been returned. You may change your vote even though a proxy has been returned by written notice to the Fund by submitting a subsequent proxy using the mail or by voting in person at the Special Meeting. Your vote is important no matter how many shares you own.

By Order of the Board of Trustees of UAM Funds Trust,


Linda T. Gibson, Esq.
Secretary

Boston, Massachusetts

November 29, 2001

                                UAM FUNDS TRUST
                           One Freedom Valley Drive
                           Oaks, Pennsylvania 19456
                                1-877-826-5465

                                PROXY STATEMENT
                      SPECIAL MEETING OF SHAREHOLDERS OF
                      MJI INTERNATIONAL EQUITY PORTFOLIO

                         TO BE HELD ON JANUARY 4, 2002

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of UAM Funds Trust (the "Fund") on behalf of the MJI International Equity Portfolio (the "Portfolio"), a separate series of the Fund, for use at a special meeting of shareholders to be held at the offices of the Fund's administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, on January 4, 2002 at 10:00 a.m. Eastern time, or at any adjournment thereof (the "Special Meeting"). Shareholders of record at the close of business on November 15, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. This proxy statement and the accompanying notice of Special Meeting and proxy card are first being mailed to shareholders on or about December 3, 2001.


PROXY SOLICITATION
-------------------------------------------------------------------------------

  The Board of Trustees (the "Board") intends to bring before the Special Meeting the sole matter set forth in the foregoing notice. If you wish to participate in the Special Meeting you may submit the proxy card(s) included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, via the Internet or in person. At any time before the Special Meeting, you may change your vote even though a proxy has already been returned by written notice to the Secretary of the Fund, by submitting a subsequent proxy, or by voting in person at the meeting. Should you require additional information regarding the proxy or replacement proxy cards, you may contact the Fund at 1-877-826-5465. All proxy cards solicited that are properly executed and received in time to be voted at the Special Meeting will be voted at the Special Meeting and any adjournment thereof according to the instructions on the proxy card. If a proxy card is returned with no choice specified, the shares will be voted in favor of:


  . the proposal to liquidate and terminate the Portfolio and return the proceeds to its shareholders; and


  . any other matter not presently known, but which may properly come before the meeting or any adjournment thereof.

REQUIRED VOTE
-------------------------------------------------------------------------------

  In accordance with the Agreement and Declaration of Trust of the Fund and the Delaware Business Trust Act, approval of the proposal requires the affirmative vote of the holders of a majority of the shares of the Portfolio entitled to vote. The presence in person or by proxy of the holders of a majority of the outstanding shares of the Portfolio will constitute a quorum. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote against the proposal.

  If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposed item are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy. With respect to such adjournment, the persons named as proxies will vote in accordance with their best judgment at that time.

  The Portfolio expects that the solicitation of proxies from shareholders will be made by mail, but solicitation also may be made by telephone communications from officers or employees of Old Mutual (US) Holdings Inc. ("Old Mutual US") or its affiliates, who will not receive any compensation therefor from the Portfolio. The Portfolio will bear up to $2,000 of the cost of preparing, printing and mailing this proxy statement, the proxies, and any additional materials that may be furnished to shareholders. The investment adviser, Aberdeen Asset Management Inc., will bear any costs above $2,000.

  If the shareholders do not approve the proposal, the Portfolio will continue to exist as a registered investment company and operate in accordance with its stated objective and policies. The Board would then meet to consider what, if any, steps to take in the best interests of shareholders.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
-------------------------------------------------------------------------------

  Holders of record of the shares of the Portfolio at the close of business on November 15, 2001 will be entitled to vote at the Special Meeting or any adjournment thereof. As of November 15, 2001 the Portfolio had outstanding 3,081,470.494 Institutional Class shares and 86,441.089 Institutional Service Class shares. The shareholders are entitled to one vote per share (and a fractional vote for each fractional share held) on all business to come before the meeting.


  The officers and Trustees of the Fund as a group beneficially own in the aggregate less than one percent of the outstanding shares of the Portfolio. As of November 15, 2001 the following shareholders owned of record or beneficially more than five percent of the outstanding shares of the
  Portfolio:


  ----------------------------------------------------------------------------

       Name and Address            Class of       Percentage of  Number of
        of Shareholder             Portfolio      Shares Owned  Shares Owned
  --------------------------------------------------------------------------
   UMBSC & Co. .............  Institutional Class    33.23%     1,024,095.38
    FBO Interstate Brands
    Aggressive Growth
    PO Box 419175
    Kansas City, MO 64141-
     6175
   Freya Fanning & Company..  Institutional Class    27.31%     841,490.37
    400 Essex St Box 5600
    Beverly Farms, MA 01915-
     1957
   UMBSC & Co. .............  Institutional Class    13.68%     421,672.72
    FBO Interstate Brands
    Moderate Growth
    PO Box 419175
    Kansas City, MO 64141-
     6175
   UMBSC & Co...............  Institutional Class    8.69%      267,767.78
    FBO IBC Savings Invest-
     AGG
    P.O. Box 419692
    Kansas City, MO 64141-
     6692

  ----------------------------------------------------------------------------

       Name and Address                                  Percentage of  Number of
        of Shareholder           Class of Portfolio      Shares Owned  Shares Owned
  ---------------------------------------------------------------------------------
   Wilmington Trust Compa-   Institutional Service Class    58.46%      50,532.00
    ny.....................
    FBO Catholic Healthcare
     West
    Deferred Compensation
    c/o Mutual Funds/UAM
    PO Box 8971
    Wilmington, DE 19899-
     8971
   Chicago Trust Co Tr.....  Institutional Service Class    41.53%      35,896.90
    FBO Loews Cineplex
    P/S & 401K Ret Plan
    c/o Marshall & Ilsley
    Trust
    Company
    1000 N Water Street
    Milwaukee, WI 53202-
     6648


PROPOSAL FOR LIQUIDATION OF THE PORTFOLIO
-------------------------------------------------------------------------------

BACKGROUND

  Institutional Class Shares of the Portfolio began operations on September 16, 1994 and Institutional Service Class Shares began operations on December 31, 1996. The Portfolio seeks to maximize total return, including both capital appreciation and current income, by investing primarily in the common stocks of companies based outside of the United States.

  Notwithstanding the marketing of the Portfolio's shares, growth in the Portfolio's assets has been unsatisfactory. During the period from commencement of operations through April 30, 2000 the assets of the Portfolio's Institutional Class reached a level of $38.2 million; however, assets have decreased to less than $31 million as of April 30, 2001. Similarly during the period from commencement of operations through April 30, 1998, the assets of the Portfolio's Institutional Service Class reached a level of $10.3 million, however, assets have decreased to less than $1.4 million as of April 30, 2001. Several marketing efforts were not adequate to significantly increase the size of the Portfolio and the Portfolio's investment adviser believes that the prospect for growth is limited. The Board has considered the total asset level of the Portfolio and the performance of the Portfolio before and after deducting certain expenses arising from the operation of the Portfolio and the impact of such expenses on the investment results of the Portfolio.


  Sales of the Portfolio shares have not been sufficient to allow the Portfolio to reach a size adequate, in the judgment of the Board, to spread expenses over a sufficient asset base to provide a satisfactory return to shareholders. In addition, the Portfolio's investment adviser has had to waive a portion of its fees. In the absence of such waiver, the Portfolio might not be profitable for shareholders. As a result, the Board instructed the officers of the Fund to investigate what, if any, additional steps or alternative courses would best serve the interest of shareholders.

  The officers of the Fund sought to determine whether a merger or transfer of assets would be possible, and if it would produce desirable results for shareholders. It appeared to the management of the Fund, and was reported to the Board, that the relatively small size of the Portfolio, the time required to effect a transaction, and regulatory expenses involved in either a merger or transfer of the assets to another mutual fund, and current market conditions could make such a course more expensive than the benefit which could be expected by the shareholders. The officers investigated the steps required for liquidation of the Portfolio, subject to presentation of a final report to the Board.

BOARD CONSIDERATIONS

  At its November 14, 2001 meeting, the Board reviewed the limited prospects for renewed growth of the assets of the Portfolio, the efforts and expenses of the Fund's distributor to distribute shares of the Portfolio, and the effect of the operating expenses on the historic and anticipated returns of shareholders. For the most recent fiscal year, the expenses of the Portfolio were 1.71% (before waivers) and 1.49% (after waivers) of the average net assets of the Portfolio for the Institutional Class shares and 1.87% (before waivers) and 1.72% (after waivers) of the average net assets of the Portfolio for the Institutional Service Class shares. The expense ratio (before waivers) of the Portfolio is expected to be substantially the same for the present fiscal year, and is expected to increase for the next fiscal year at the current net asset level. The Board considered that the investment adviser has waived significant advisory fees during the life of the Portfolio and that there was no prospect that this would change in the near future. Moreover, the presence of larger funds with similar investment objectives better able to operate on an efficient basis and provide higher returns to shareholders made it unlikely that the Portfolio could achieve a significant increase in asset size and achieve economies of scale. The Board therefore concluded that it would be in the interest of the shareholders of the Portfolio to liquidate the Portfolio promptly, in accordance with a Plan of Liquidation. (See "General Tax Consequences" below.)

PLAN OF LIQUIDATION

  The Board of Trustees has approved the Plan of Liquidation (the "Plan") summarized in this section and set forth as Exhibit A to this proxy statement.

  1. Effective Date of the Plan and Cessation of the Business of the Portfolio. The Plan will become effective on the date of its adoption and approval by a majority of the shares of the Portfolio entitled to vote. Following this approval, the Portfolio (i) will cease to invest its assets in accordance with its investment objective and will sell the portfolio securities it owns in order to convert its assets to cash;
     (ii) will not engage in any business activities except for the purposes of winding up the business and affairs of the Portfolio, preserving the value of assets of the Portfolio and distributing its assets to shareholders after the payment to (or reservation of assets for payment
     to) all creditors of the Portfolio; and (iii) the Portfolio will terminate in accordance with the laws of the State of Delaware and the Agreement and Declaration of Trust of the Fund. (Plan, Sections 1, 2 and
     3)

  2. Closing of Books and Restriction of Transfer and Redemption of Shares. The proportionate interests of shareholders in the assets of the Portfolio shall be fixed on the basis of their respective holdings on the Effective Date of the Plan. On such date the books of the Portfolio will be closed and the shareholders' respective assets will not be transferable by the negotiation of stock certificates. (Plan, Section 4)

  3. Liquidating Distribution. As soon as possible after approval of the Plan, and in any event within fourteen days thereafter, the Fund on behalf of the Portfolio will mail the following to each shareholder of record of the Portfolio on the effective date of the Plan: (i) to each shareholder not holding stock certificates of the Portfolio, a liquidating cash distribution equal to the shareholder's proportionate interest in the net assets of the Portfolio, (ii) to each shareholder holding stock certificates of the Portfolio, a confirmation showing such shareholder's proportionate interest in the net assets of the Portfolio with advice that such shareholder will be paid in cash upon return of the stock certificates; and (iii) information concerning the sources of the liquidating distribution. (Plan, Section 7)

  4. Expenses. The Portfolio will bear all expenses incurred by it in carrying out the Plan. It is expected that other liabilities of the Portfolio incurred or expected to be incurred prior to the date of the liquidating distribution will be paid by the Portfolio, or set aside for payment, prior to the mailing of the liquidating distribution. The liabilities of the Portfolio relating to the Plan are estimated at no more than $2,000, which includes legal and auditing expenses and printing, mailing, soliciting and miscellaneous expenses arising from the liquidation, which the Portfolio normally would not incur if it were to continue in business. If the Portfolio incurs more than $2,000 in additional liabilities to liquidate the Portfolio, the Portfolio's investment adviser will pay such expenses. The total liabilities of the Portfolio prior to the liquidating distribution are estimated to be $20,000 (including proxy costs). This amount includes the termination expenses referred to above and amounts accrued, or anticipated to be accrued, for custodial and transfer agency services, legal, audit and trustees fees and printing costs. Any expenses and liabilities attributed to the Portfolio subsequent to the mailing of the liquidating distribution will be borne by the Portfolio's investment adviser. (Plan, Sections 6 and 8)

  5. Continued Operation of the Portfolio. The Plan provides that the Trustees shall have the authority to authorize such variations from or amendments of the provisions of the Plan as may be necessary or appropriate to marshal the assets of the Portfolio and to effect the complete liquidation and termination of the existence of the Portfolio and the purposes to be accomplished by the Plan. (Plan, Section 10)

GENERAL TAX CONSEQUENCES

  In general, each shareholder who receives a liquidating distribution will recognize a gain or loss for federal income tax purposes equal to the excess of the amount of the distribution over the shareholder's tax basis in the Portfolio shares. Assuming that the shareholder holds such shares as capital assets, such gain or loss will be capital gain or loss and will be long-term or short-term capital gain depending on the shareholder's holding period for the shares. Shareholders who own Portfolio shares in individual retirement accounts may be subject to a 10% tax penalty if they receive proceeds in cash.

  The tax consequences discussed herein may affect shareholders differently depending upon their particular tax situations unrelated to the liquidating distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. Shareholders should consult their personal tax advisers concerning tax-free rollovers before receipt of the liquidation distribution (for individual retirement accounts). Shareholders who own Portfolio shares in individual retirement accounts will be subject to a 10% tax penalty if they do not take advantage of a tax-free rollover before the receipt of the liquidation distribution, which will occur within fourteen days of approval of the Plan by shareholders. Shareholders should also consult their personal tax advisers concerning their particular tax situations and the impact thereon of receiving the liquidating distribution as discussed herein, including any state and local tax consequences.


  The Fund anticipates that it will retain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, during the liquidation period and, therefore, will not be taxed on any of its net income from the sale of its assets.

OTHER

  Representatives of PricewaterhouseCoopers LLP, independent accountants for the Fund, are not expected to be present at the Special Meeting.

  Shareholders are free to redeem their shares prior to the effective date of the Plan, which is the adoption and approval of the Plan at the Meeting.

            The Board Of Trustees Of The Fund Recommend The Approval
                          Of The Plan Of Liquidation.

GENERAL INFORMATION
-------------------------------------------------------------------------------

INVESTMENT ADVISER, PRINCIPAL UNDERWRITER AND ADMINISTRATOR

  The investment adviser to the Portfolio is Aberdeen Asset Management Inc. ("Aberdeen"), One Albyn Place, Aberdeen, Scotland. Prior to September 1, 2001, the investment adviser to the Portfolio was Murray Johnstone International Ltd. ("MJI"). Effective September 1, 2001, MJI and its sister company, Aberdeen, consolidated operations, and Aberdeen replaced MJI as investment adviser to the Portfolio. The Portfolio's principal underwriter is Funds Distributor, Inc., 60 State Street, Boston, MA 02109. The Portfolio's administrator is SEI Investments Mutual Funds Services, located at One Freedom Valley Drive, Oaks, PA 19456. UAM Shareholder Services Center, Inc., an affiliate of Old Mutual US, located at 825 Duportail Road, Wayne, Pennsylvania 19087 serves as shareholder servicing agent.


REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

  The Annual Report to shareholders of the Portfolio, including audited financial statements for the Portfolio for the fiscal year ended April 30, 2001 has been mailed to shareholders. The Semi-Annual Report to shareholders of the Portfolio for the period ended October 31, 2001 will be mailed to shareholders within 60 days after October 31, 2001. The Annual Report and Semi-Annual Report (if available) should be read in conjunction with this Proxy Statement. You can obtain a copy of the Annual Report and Semi-Annual Report (if available) from the Fund, without charge, by writing to the Fund at the address on the cover of this Proxy Statement, or by calling 1-877-826-5465.


OTHER BUSINESS

  The Board does not intend to present any other business at the Special Meeting. If any other matter may properly come before the meeting, or any adjournment thereof, the persons named in the accompanying proxy card intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters. No annual or other special meeting is currently scheduled for the Portfolio. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the meeting since inclusion and presentation are subject to compliance with certain federal regulations and Delaware law.

  The Trustees, Including The Independent Trustees, Recommend Approval Of The Proposal. Any Returned Unmarked Proxies Without Instructions To The Contrary
              Will Be Voted In Favor Of Approval Of The Proposal.

                                   EXHIBIT A

                                UAM FUNDS TRUST

                    MJI INTERNATIONAL EQUITY PORTFOLIO

                              PLAN OF LIQUIDATION

This Plan of Liquidation ("Plan") concerns the MJI International Equity Portfolio (the "Portfolio"), a series of UAM Funds Trust (the "Fund"), which is a business trust organized and existing under the laws of the State of Delaware. Institutional Class Shares of the Portfolio began operations on September 16, 1994 and Institutional Service Class Shares began operations on December 13, 1996. The Fund is registered as an open-end management investment company registered under the Investment Company Act of 1940, as amended ("Act"). The Plan is intended to accomplish the complete liquidation and termination of the Portfolio in conformity with all provisions of Delaware law and the Fund's Agreement and Declaration of Trust.

WHEREAS, the Fund's Board of Trustees, on behalf of the Portfolio, has determined that it is in the best interests of the Portfolio and its shareholders to liquidate and terminate the Portfolio; and

WHEREAS, at a meeting of the Board of Trustees on November 14, 2001, it considered and adopted this Plan as the method of liquidating and terminating the Portfolio and directed that this Plan be submitted to shareholders of the Portfolio for approval;

NOW THEREFORE, the liquidation and termination of the Portfolio shall be carried out in the manner hereinafter set forth:

  1. Effective Date of Plan. The Plan shall be and become effective only upon the adoption and approval of the Plan, at a special meeting of shareholders called for the purpose of voting upon the Plan, by the affirmative vote of the holders of a majority of the outstanding shares of the Portfolio entitled to vote. The day of such adoption and approval by shareholders is hereinafter called the "Effective Date."

  2. Liquidation and Termination. As promptly as practicable, consistent with the provisions of the Plan, the Portfolio shall be liquidated and terminated in accordance with the laws of the State of Delaware and the Fund's Agreement and Declaration of Trust.

  3. Cessation of Business. After the Effective Date of the Plan, the Portfolio shall cease its business as an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs, marshalling and preserving the value of its assets and distributing its assets to shareholders of the Portfolio in accordance with the provisions of the Plan after the payment to (or reservation of assets for payment to) all creditors of the Portfolio.

  4. Restriction of Transfer and Redemption of Shares. The proportionate interests of shareholders in the assets of the Portfolio shall be fixed on the basis of their respective shareholdings at the close of business on the Effective Date of the Plan. On the Effective Date, the books of the Portfolio shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the State of Delaware or otherwise, the shareholders' respective interests in the Portfolio's assets shall not be transferable by the negotiation of stock certificates.

  5. Liquidation of Assets. As soon as is reasonable and practicable after the Effective Date, all portfolio securities of the Portfolio shall be converted to cash or cash equivalents.

  6. Payment of Debts. As soon as practicable after the Effective Date, the Portfolio shall determine and pay, or set aside in cash equivalent, the amount of all known or reasonably ascertainable liabilities of the Portfolio incurred or expected to be incurred prior to the date of liquidating distribution provided for in Section 7, below.

  7. Liquidating Distribution. As soon as possible after the Effective Date of the Plan, and in any event within 14 days thereafter, the Portfolio shall mail the following to each shareholder of record on the Effective
     Date: (1) to each shareholder not holding stock certificates of the Portfolio, a liquidating distribution equal to the shareholder's proportionate interest in the net assets of the Portfolio; (2) to each shareholder holding stock certificates of the Portfolio, a confirmation showing such shareholder's proportionate interest in the net assets of the Portfolio with an advice that such shareholder will be paid in cash upon return of the stock certificate; and (3) information concerning the sources of the liquidating distribution.

  8. Management and Expenses of the Portfolio Subsequent to the Liquidating Distribution. The Portfolio shall bear all expenses up to $2,000 incurred by it in carrying out this Plan of Liquidation including, but not limited to, all printing, legal, accounting, custodian and transfer agency fees, and the expenses of any reports to or meeting of shareholders. If the Portfolio incurs more than $2,000 in liabilities to carry out this Plan, such expenses will be paid by Aberdeen Asset Management Inc. Any expenses and liabilities attributed to the Portfolio subsequent to the mailing of the liquidating distribution will be borne by Aberdeen Asset Management Inc.

  9. Power of Board of Trustees. The Board, and subject to the trustees, the officers, shall have authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of all certificates, documents, information returns, tax returns and other papers which may be necessary or appropriate to implement the Plan. The death, resignation or disability of any trustee or any officer of the Fund shall not impair the authority of the surviving or remaining trustees or officers to exercise any of the powers provided for in the Plan.

  10. Amendment of Plan. The Board shall have the authority to authorize such variations from or amendments of the provisions of the Plan as may be necessary or appropriate to effect the marshalling of Portfolio assets and the complete liquidation and termination of the existence of the Portfolio, and the distribution of its net assets to shareholders in accordance with the laws of the State of Delaware and the purposes to be accomplished by the Plan.

                                          UAM FUNDS TRUST


                                          On Behalf of MJI International
                                          Equity Portfolio


                                          For the Board of Trustees



                                          By: _________________________________
                                            Name: James F. Orr, III
                                            Title:President

                                          ACCEPTED:
                                          MJI INTERNATIONAL EQUITY PORTFOLIO

                                          By: _________________________________
                                            Name:
                                            Title:

UAM Funds
One Freedom Valley Drive
Oaks, PA 19456-1108



                            THIS PROXY IS SOLICITED
                      ON BEHALF OF THE BOARD OF TRUSTEES

                                UAM FUNDS TRUST
                      MJI International Equity Portfolio
         Proxy for Special Meeting of Shareholders on January 4, 2002


KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby constitutes and appoints Sherry Kajdan Vetterlein and Stephanie Cavanagh, or any of them, with power of substitution, as attorneys and proxies to appear and vote all of the shares of stock outstanding in the name of the undersigned at the Special Meeting of Shareholders of the MJI International Equity Portfolio of UAM Funds Trust (the "Fund") to be held at the offices of the Fund's administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, at 10:00 a.m. Eastern time on January 4, 2002 and at any and all adjournments thereof; and the undersigned hereby instructs said attorneys to vote:

1. To approve the liquidation and termination of the MJI International Equity Portfolio, as set forth in a Plan of Liquidation adopted by the Board of Trustees of the Fund (a copy of which is attached to the Proxy Statement as Exhibit A)

           FOR                   AGAINST                ABSTAIN
           [_]                   [_]                    [_]

2. Any other business which may properly come before the meeting or any other adjournment thereof. The management knows of no other such business.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED IN THE FOREGOING ITEM 1, BUT IF NO CHOICE IS SPECIFIED, THEY WILL BE VOTED FOR APPROVAL OF ITEM 1.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the Proxy Statement. Your signature(s) on this proxy should be exactly as your name(s) appear on this proxy. (Signature of all joint owners is required. Fiduciaries please indicate your full title.) If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given the proxy holders to vote in accordance with the views of management thereon. The management is not aware of any such matters.

         Dated:   _________, 200_

                                                     ________________________

         Signature of Shareholder(s)

                                                     ________________________

               PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY
                           IN THE ENCLOSED ENVELOPE